                                                                  EXECUTION COPY

                                                                    Exhibit 10.1

================================================================================

                                 AMENDMENT NO. 1

                             Dated October 12, 2005

                                       to

                          SECURITIES PURCHASE AGREEMENT

                                  by and among

                                ATS MEDICAL, INC.

                                 as the Company

                                       and

                                     BUYERS,

                                as defined herein

                           Dated as of October 6, 2005

                      6% Convertible Senior Notes due 2025
                      and Warrants to Purchase Common Stock

================================================================================

                               AMENDMENT NO. 1 TO

                          SECURITIES PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 (the "Amendment") dated October 12, 2005 to the SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of October 6, 2005, by and among ATS Medical, Inc., a Minnesota corporation (the "Company"), the Original Buyers listed on the Schedule of Buyers attached hereto as Exhibit A (individually, an "Original Buyer" and, collectively, the " Original Buyers"), and the Deerfield Buyers listed on the Schedule of Buyers attached hereto as Exhibit A1 (individually, a "Deerfield Buyer" and, collectively, the "Deerfield Buyers," the Original Buyers and the Deerfield Buyers being individually referred to herein as a "Buyer" and collectively as the "Buyers"),

     THE PARTIES TO THIS AMENDMENT enter into this Amendment on the basis of the following facts, intentions and understandings:

     A. In accordance with the terms and conditions of the Agreement, on October 7, 2005 the Company issued and sold, and the Original Buyers severally purchased in the aggregate, (i) Nineteen Million United States Dollars ($19,000,000) principal amount of the Company's 6% Convertible Senior Notes due 2025 (such Convertible Senior Notes, substantially in the form attached as Exhibit A to the Indenture (as defined below), as such form of Note may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Initial Notes"), which are convertible into shares of the common stock, $0.01 par value per share (the "Common Stock"), of the Company (as converted, the "Initial Conversion Shares"), and (ii) Warrants (such Warrants, substantially in the form attached as Exhibit A to the Warrant Agent Agreement (as defined below), as such Form of Warrant may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Initial Warrants") to purchase 1,140,000 shares of Common Stock (as exercised, the "Initial Warrant Shares"). The Initial Notes were issued pursuant to an Indenture, dated as of October 7, 2005 (the "Indenture") by and between the Company and Wells Fargo Bank, National Association, as trustee (the "Trustee"), substantially in the form attached hereto as Exhibit B. The Initial Warrants were issued pursuant to a Warrant Agent Agreement, dated as of October 7, 2005 (the "Warrant Agent Agreement") by and between the Company and Wells Fargo Bank, National Association, as warrant agent (the "Warrant Agent"), substantially in the form attached hereto as Exhibit C.

     B. Contemporaneously with the execution and delivery of the Agreement, the parties to the Agreement executed and delivered a Registration Rights Agreement substantially in the form attached hereto as Exhibit E (as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Registration Rights Agreement") pursuant to which the Company agreed to provide the Original Buyers with the benefit of certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and applicable state securities laws, on the terms and subject to the conditions set forth therein.

     C. The Company and the Buyers now desire to amend the Agreement with this Amendment to allow the Deerfield Buyers to purchase in the aggregate (i) an additional Three Million Four Hundred Thousand United States Dollars ($3,400,000) principal amount of Initial Notes, which shall be convertible into additional Initial Conversion Shares, and (ii) additional Initial Warrants to purchase 204,000 additional Initial Warrant Shares, all on the same terms and conditions as the original purchase of Notes and Warrants by the Original Buyers under the Agreement, and in connection therewith to enter into amendments to the Indenture (the "First Supplemental Indenture"), the Registration Rights Agreement (the "Registration Agreement Amendment") and the Irrevocable Transfer Agent Instructions (the "Revised Irrevocable Transfer Agent Instructions") as of the date of the Amendment (collectively with the Amendment, the "Transaction Document Amendments").

     NOW THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree that the Agreement as originally executed shall continue in full force and effect, except as follows:

     SECTION 1. PURCHASE AND SALE OF NOTES. Section 1 of the Agreement is hereby deleted and replaced in its entirety by the following:

     (a) Purchase of Notes and Warrants.

     (1) Subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement, the Company shall issue and sell to each Buyer, and each Buyer severally and not jointly agrees to purchase from the Company, the respective principal amount of Initial Notes, together with the related Initial Warrants, set forth opposite such Buyer's name on the Schedule of Buyers attached hereto as Exhibit A (the "Initial Closing") or Exhibit A1 (the "Deerfield Closing"), as the case may be. The Company shall issue to each Buyer One Thousand United States Dollars ($1,000) principal amount of Initial Notes and Initial Warrants to purchase approximately 60 Initial Warrant Shares for (A) each One Thousand United States Dollars ($1,000) tendered by each Original Buyer, and (B) each One Thousand United States Dollars ($1,000) plus accrued interest on the Notes to be purchased from the Closing Date through the Deerfield Closing Date tendered by each Deerfield Buyer.

     (2) The Company hereby grants the Buyers an option to purchase, severally and not jointly, (A) up to an additional Five Million Six Hundred Thousand United States Dollars ($5,600,000) aggregate principal amount of 6% Convertible Senior Notes due 2025 (such Convertible Senior Notes, substantially in the form attached as Exhibit A to the Indenture, as such form of Note may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Additional Notes" and, together with the Initial Notes, the "Notes"), which shall be convertible into shares of Common Stock (as converted, the "Additional Conversion Shares"), and (B) Warrants (such Warrants, substantially in the form attached as Exhibit A to the Warrant Agent Agreement, as such Form of Warrant may be amended, modified or supplemented from time to time in accordance with the terms thereof, the "Additional Warrants" and, together with the Initial Warrants, the "Warrants") to purchase 336,000 shares of Common Stock (as exercised, the "Additional Warrant Shares"). The Additional Notes will be issued pursuant to the Indenture, and the Additional Warrants will be issued pursuant to the

Warrant Agent Agreement. For purposes of this Agreement, the term "Conversion Shares" refers to Initial Conversion Shares and Additional Conversion Shares, collectively, and the term "Warrant Shares" refers to Initial Warrant Shares and Additional Warrant Shares, collectively.

     Each Buyer may exercise this right at any time between the Closing Date (October 7, 2005) and the one hundred and twentieth (120th) calendar day following such Closing Date (such period of time being the "Option Period") by giving written notice of election to exercise this option (such notice of election being the "Option Exercise Notice") prior to 5:00 p.m., Minneapolis, Minnesota local time, on any Business Day during such Option Period. Any Option Exercise Notice shall specify the principal amount of Additional Notes and the number of Additional Warrants to be purchased by the Buyer; provided that any Buyer may not purchase more than its pro rata portion of Additional Notes and Additional Warrants, based on the proportion of the principal amount of the Initial Notes set forth opposite the name of such Buyer on the Schedules of Buyers attached hereto as Exhibits A and A1 to the aggregate principal amount of Initial Notes issued on the Closing Date and the Deerfield Closing Date combined. The purchase price of the Additional Notes and the Additional Warrants shall be the aggregate principal amount of the Additional Notes to be purchased plus accrued interest on the Additional Notes from the Closing Date through the Option Closing Date.

     (b) The Initial Closing, the Deerfield Closing and the Option Closing.

     (1) The date and time of the Initial Closing (the "Closing Date") shall be 10:00 a.m., Minneapolis, Minnesota local time, on October 7, 2005, subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement. The Initial Closing shall occur on the Closing Date at the offices of Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402. The date and time of the Deerfield Closing (the "Deerfield Closing Date") shall be 10:00 a.m., Minneapolis, Minnesota local time, on October 13, 2005, subject to the satisfaction (or waiver, to the extent permitted by applicable law) of the conditions set forth in Sections 6 and 7 of this Agreement. The Deerfield Closing shall occur on the Deerfield Closing Date at the offices of Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402.

     (2) The payment for and delivery of the Additional Notes and the Additional Warrants for which the Buyers have delivered timely Option Exercise Notices (the "Option Closing") shall occur before 11:00 a.m., Minneapolis, Minnesota local time, three (3) Business Days after the later of (A) the expiration of the Option Period and (B) the Postponement Termination Date, if any (the "Option Closing Date"). Notwithstanding anything to the contrary herein, the Company may delay the Option Closing for a period not to exceed sixty (60) days (the "Postponement Period") if, in the Company's good faith judgment, the disclosure of any material non-public information or pending development concerning the Company of which the Company is aware at the end of the Option Exercise Period and/or on the original date set for the Option Closing Date, is determined to not be in the best interests of the Company; provided, however, that the Company shall promptly notify the Buyers in writing (the "Postponement Notice") of (A) the existence of such material non-public information or pending development giving rise to a Postponement Period (provided that the Company shall not disclose the content of such material non-public information or pending development to such Buyers) and (B) the date on which the Postponement Period is scheduled to end. For purposes of determining the length of the

Postponement Period, which may not exceed sixty (60) days, the Postponement Period shall be deemed to begin on and include the original date set for the Option Closing Date and shall end on and include the earlier of (x) the date stated in the Postponement Notice as the end of the Postponement Period or (y) to the extent considered appropriate by the Company in its sole discretion, any other date as to which the Company may advise the Buyers in writing (such notice being the "Postponement Termination Notice") after the Company's provision of the notices described above (the "Postponement Termination Date"); provided that any Buyer which has submitted an Option Exercise Notice may withdraw its Option Exercise Notice by notifying the Company in writing of such Buyer's withdrawal at any time after the delivery of the Postponement Notice by the Company but before 5:00 p.m., Minneapolis, Minnesota local time, on the date which is one
(1) Business Day after the Postponement Termination Date.

     (c) Form of Payment. On the Closing Date, the Deerfield Closing Date and the Option Closing Date, if any, (i) each Buyer shall pay the Company for the Notes and the related Warrants to be issued and sold to such Buyer on the Closing Date, the Deerfield Closing Date or the Option Closing Date, as the case may be, by wire transfer of immediately available funds in accordance with the Company's written wire instructions attached hereto on Schedule A, (ii) the Company shall reimburse each Buyer for its reasonable expenses to the extent required by Section 4(i) of this Agreement, and (iii) the Company shall issue to each Buyer properly authenticated Notes (in the denominations of not less than One Thousand United States Dollars ($1,000) as such Buyer shall reasonably request) representing the principal amount of Notes which such Buyer is then purchasing hereunder, along with Warrants representing the related number of Warrant Shares, duly executed on behalf of the Company and registered in the name of such Buyer, provided, that Notes eligible for services through The Depository Trust Company ("DTC") shall be issued, countersigned, registered and delivered in global certificate form through the facilities at DTC in such names and denominations as each Buyer shall specify.

     SECTION 2. BUYER'S REPRESENTATIONS AND WARRANTIES. The first phrase of
Section 2 of the Agreement is hereby amended to read as follows:

     Each Buyer represents and warrants to the Company with respect to only itself that as of the date of the Agreement in the case of each Original Buyer, and as of the date of the Amendment in the case of each Deerfield Buyer:

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The first phrase of Section 3 of the Agreement is hereby amended to read as follows:

     The Company represents and warrants to the Placement Agent and each of the Original Buyers that as of the date of the Agreement, and to each of the Deerfield Buyers that as of the date of the Amendment:

     The first sentence of Section 3(b) shall be deleted and replaced in its entirety by the following:

     The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Indenture, the Warrant Agent Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5 of this Agreement), and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement , in each case as any such agreement may have been amended, as applicable (collectively, the "Transaction Documents"), and to issue and sell the Securities in accordance with the terms hereof and thereof

     SECTION 4. COVENANTS. Section 4(b), 4(e) and 4(g) of the Agreement shall be deleted and replaced in the entirety by the following paragraphs and Schedule 4(p) to the Agreement shall be deleted and replaced in its entirety by the
Schedule 4(p) attached hereto which includes the Deerfield Buyers:

     (b) Form D and Blue Sky. The Company agrees to file timely a Form D with the Commission with respect to the Securities as required under Regulation D and to provide, upon request, a copy thereof to each Buyer. The Company shall, on or before the Closing Date, on or before the Deerfield Closing Date and on or before the Option Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Buyers at the Initial Closing, the Deerfield Closing and the Option Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), in those jurisdictions identified by the Buyers and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date, the Deerfield Closing Date and the Option Closing Date. The Company shall make all timely filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date, the Deerfield Closing Date and the Option Closing Date. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(b).

     (e) Reservation of Shares. The Company shall provide, free from preemptive rights, out of its authorized but unissued shares, reserved for the purpose of issuance, no less than one hundred five percent (105%) of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares upon conversion of all of the Notes and the Warrant Shares upon exercise of all of the Warrants without regard to any limitations on conversions or exercise; provided that until such date, if any, after the date hereof, as the shareholders of the Company approve an increase in the authorized capital stock of the Company such that there are sufficient shares therefor (the "Approval Date"), the number of shares required to be reserved for conversion of the Notes shall be reduced to the total number of the Company's authorized but unissued shares that, as of the date of the Amendment, are available for issuance and have not been reserved by the Company's Board of Directors for a specific purpose as of the date of the Amendment including issuance under any existing stock option or other equity plan of the Company or other obligation of the Company to issue shares of Common Stock (including the Warrants).

     (g) Filing of Form 8-K. On or before 8:30 a.m., New York Time, on the Business Days following each of the Closing Date and the Deerfield Closing Date, the Company shall issue a press release announcing the transactions contemplated by the Agreement and the Amendment. The Company shall use reasonable efforts within one Business Day (as defined below) after the public announcement of the transactions contemplated by the Agreement and the Amendment to file (i) a Current Report on Form 8-K with the Commission furnishing as an exhibit to such Current Report on Form 8-K the press release announcing the signing of the Agreement or the Amendment, as the case may be, after the issuance of such press release, (ii) a Current Report on Form 8-K following the Closing Date (which may be the same Form 8-K described in clause (i) above) with the Commission describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K (A) the Agreement and the Exhibits thereto, (B) the form of Note, (C) the form of Warrant, (D) the Registration Rights Agreement, (E) the form of Indenture, and (F) the form of Warrant Agent Agreement, each in the form required by the Exchange Act, and (iii) a Current Report on Form 8-K following the Deerfield Closing Date with the Commission describing the terms of the transactions as amended by the Transaction Document Amendments and including as exhibits to such Current Report on Form 8-K the Transaction Document Amendments, each in the form required by the Exchange Act; provided, however, that no references to the names of the Buyers shall be included in any press release filed in connection with the transactions contemplated hereby. "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are required by law to remain closed.

     SECTION 5. CONDITIONS TO OBLIGATIONS TO CLOSE. Sections 6 and 7 of the Agreement shall be deemed to be revised to provide that any representation to be made, document to be delivered or other action to be taken at or as of the Initial Closing, the Initial Closing Date, the Option Closing or the Option Closing Date shall also be made, delivered or taken at or as of the Deerfield Closing or the Deerfield Closing Date, as the case may be.

     SECTION 6. MISCELLANEOUS.

     (a) Ratification of Agreement. Except as expressly amended hereby, the Agreement, including the Schedules and Exhibits thereto, are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     (b) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                        "COMPANY"

                                        ATS MEDICAL, INC.


                                        By: /s/ John R. Judd
                                            ------------------------------------
                                            John R. Judd,
                                            Chief Financial Officer


ACKNOWLEDGED AND AGREED:

"PLACEMENT AGENT"

PIPER JAFFRAY & CO.


By: /s/ Eric Alt
    ---------------------------------
Its: MD - Convertible Origination

                    [Signatures of Buyers on Following Pages]

                  [DEERFIELD SIGNATURE PAGE TO AMENDMENT NO. 1
                        TO SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed as of the day and year first written above.

                                        "BUYER"

                                        DEERFIELD PARTNERS, L.P.


                                        By: /s/ Arnold H. Snider
                                            ------------------------------------
                                        (signature of authorized representative)
                                        Name: Arnold H. Snider
                                        Its: General Partner

                                        Buyer hereby elects to be subject to
                                        Section 2(k)(A):


                                        By:
                                            ------------------------------------
                                        (signature of authorized representative)

                                        OR

                                        Buyer hereby elects to be subject to
                                        Section 2(k)(B):


                                        By:
                                            ------------------------------------
                                        (signature of authorized representative)

                  [DEERFIELD SIGNATURE PAGE TO AMENDMENT NO. 1
                        TO SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed as of the day and year first written above.

                                        "BUYER"

                                        DEERFIELD INTERNATIONAL LIMITED


                                        By: /s/ Arnold H. Snider
                                            ------------------------------------
                                        (signature of authorized representative)
                                        Name: Arnold H. Snider
                                        Its: Investment Manager

                                        Buyer hereby elects to be subject to
                                        Section 2(k)(A):


                                        By:
                                            ------------------------------------
                                        (signature of authorized representative)

                                        OR

                                        Buyer hereby elects to be subject to
                                        Section 2(k)(B):


                                        By:
                                            ------------------------------------
                                        (signature of authorized representative)

               [ORIGINAL BUYERS SIGNATURE PAGE TO AMENDMENT NO. 1
                        TO SECURITIES PURCHASE AGREEMENT]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment No. 1 to the Securities Purchase Agreement to be duly executed as of the day and year first written above.

SF CAPITAL PARTNERS LTD.


By: /s/ Brian Davidson
    --------------------------------------------
Name: Brian Davidson
Its: Authorized Signatory


WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP


By: /s/ Andrew Redleaf
    --------------------------------------------
    Whitebox Convertible Arbitrage Partners, LP
    Whitebox Convertible Arbitrage Advisors LLC
    Whitebox Advisors LLC
    Andrew Redleaf, Managing Member of the
    General Partner


WHITEBOX INTERMARKET PARTNERS, LP


By: /s/ Andrew Redleaf
    --------------------------------------------
    Whitebox Intermarket Partners LP
    Whitebox Intermarket Advisors LLC
    Whitebox Advisors LLC
    Andrew Redleaf, Managing Member of the
    General Partner


HFR RVA COMBINED MASTER TRUST


By: /s/ Dora Hines
    --------------------------------------------
    Dora Hines, for and on behalf of HFR
    Asset Management, LLC as attorney in
    fact


DBZ ACQUISITION PARTNERS II, LLC


By: /s/ David Proshan
    --------------------------------------------
Name: David Proshan
Its: General Counsel

               [ORIGINAL BUYERS SIGNATURE PAGE TO AMENDMENT NO. 1
                        TO SECURITIES PURCHASE AGREEMENT]

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY


By: /s/ Jerome R. Baier
    ---------------------------------
Name: Jerome R. Baier
Its: Authorized Representative


RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE
CLASS A CONVERTIBLE CROSSOVER SEGREGATED
PORTFOLIO


By: RG Capital Management, L.P.
By: RGC Management Company, L.L.C.


By: /s/ Gerald F. Stahlecker
    ---------------------------------
    Gerald F. Stahlecker, Managing
    Director


CAPITAL VENTURES INTERNATIONAL
By: HEIGHTS CAPITAL MANAGEMENT, INC.,
    its authorized agent


By: /s/ Martin Kobinger
    ---------------------------------
Name: Martin Kobinger
Its: Investment Manager


SMITHFIELD FIDUCIARY LLC


By: /s/ Scott M. Wallace
    ---------------------------------
Name: Scott M. Wallace
Its: Authorized Signatory

                                   EXHIBIT A1

                          SCHEDULE OF DEERFIELD BUYERS

                                           DTC         PRINCIPAL     NUMBER OF
              NAME OF BUYER            PARTICIPANT     AMOUNT OF      INITIAL
      CONTACT INFORMATION FOR BUYER       NUMBER     INITIAL NOTES    WARRANTS
     -------------------------------   -----------   -------------   ---------
1.   Deerfield Partners, L.P.               50         $1,632,000      97,920
     780 Third Avenue
     37th Floor
     New York, NY 10047
2.   Deerfield International Limited        50         $1,768,000     106,080
     780 Third Avenue
     37th Floor
     New York, NY 10047

                                    EXHIBIT F

             REVISED FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

October 13, 2005

VIA FEDERAL EXPRESS

Wells Fargo Shareowner Services
Compliance Department
161 North Concord Exchange
Saint Paul, Minnesota 55075

          Re: Reservation of Shares of Common Stock Pursuant to Sale by ATS Medical, Inc. of up to $28,000,000 in Aggregate Principal Amount of 6% Convertible Senior Notes due 2025 and Warrants to Purchase up to 1,680,000 Shares of Common Stock

Ladies and Gentlemen:

     ATS Medical, Inc., a Minnesota corporation (the "Company"), has (i) sold to the buyers listed on Schedule A hereto (the "Original Buyers"), on October 7, 2005, Nineteen Million United States Dollars ($19,000,000) in aggregate principal amount of 6% Convertible Senior Notes due 2025 (the "Notes"), convertible into shares of the common stock, $0.01 par value per share (the "Common Stock") of the Company, and warrants (the "Warrants") to purchase 1,140,000 shares of Common Stock, pursuant to that certain Securities Purchase Agreement dated as of October 6, 2005, by and among the Company and each Original Buyer (the "Securities Purchase Agreement"), and (ii) agreed to sell to the buyers listed on Schedule A1 hereto (the "Deerfield Buyers"), on the date hereof, Three Million Four Hundred Thousand United States Dollars ($3,400,000) in aggregate principal amount of Notes, convertible into shares of Common Stock, and Warrants to purchase 204,000 shares of Common Stock, pursuant to Amendment No. 1 to the Securities Purchase Agreement. This Letter hereby supersedes and replaces the Irrevocable Transfer Agent Instructions dated October 7, 2005 which were previously provided to you. Capitalized terms used herein without definition have the meanings assigned to them in the Securities Purchase Agreement.

     You are hereby instructed to:

     Establish as of the date of this letter a reserve of 19,222 shares of Common Stock for issuance to holders of Notes upon conversion of their Notes (the "Conversion Share Reserve"). The Conversion Share Reserve shall be adjusted to appropriately reflect the filing of the Articles Amendment and the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, exchange or other like change with respect to Common Stock occurring on or after the date hereof.

     Establish as of the date of this letter a reserve of 1,764,000 shares of Common Stock for issuance to holders of Warrants upon exercise of their Warrants (the "Warrant Share Reserve"). The Warrant Share Reserve shall be adjusted to appropriately reflect the filing of the Articles Amendment and the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Common Stock), reorganization, recapitalization, reclassification, exchange or other like change with respect to Common Stock occurring on or after the date hereof.

     A registration statement on Form S-3 to register the Common Stock issuable out of the Conversion Share Reserve and the Warrant Share Reserve (the "Registration Statement") will be filed with the Securities and Exchange Commission (the "Commission") on or before November 6, 2005. We will forward to you copies of the filing promptly after it is declared or deemed effective by the Commission.

     Until the Registration Statement is declared effective by the Commission, the certificates evidencing the shares of Common Stock issued out of the Conversion Share Reserve or the Warrant Share Reserve will bear the restrictive legend set forth below:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM.

     So long as you have previously received (i) an opinion of the Company's outside counsel (which the Company shall direct be delivered to you by such outside counsel upon the effectiveness of the Registration Statement covering the resales of the Common Stock) stating that a Registration Statement covering the resales of the Common Stock has been declared effective by the Commission under the Securities Act (the "Opinion"), (ii) a certification from the clearing broker for the Buyers as to the fact that the sale of the Common Stock was made in compliance with the Plan of Distribution set forth in the Registration Statement (the "Broker Certification"), (iii) a copy of the Registration Statement and (iv) confirmation from the Company that sales are permitted under the Registration Statement at that time, the certificates representing the Common Stock sold pursuant to the Registration Statement shall not bear any legend restricting transfer of the Common Stock thereby and should not be subject to any stop-transfer restriction.

     Without regard to whether or not a Registration Statement has ever been declared effective with respect to the shares of Common Stock, so long as you have previously received an opinion of the Company's outside counsel stating that the shares have been sold pursuant to Rule 144 or stating that the shares are eligible for resale pursuant to Rule 144(k), the certificates representing such share of the Common Stock shall not bear any legend restricting transfer of the Common Stock thereby and should not be subject to any stop-transfer restriction.

     We enclose the following additional documents:

     A copy of the Securities Purchase Agreement; and

     A capitalization table listing the Buyers and their respective beneficial ownership interests in the Notes, the Warrants and any shares of Common Stock issued pursuant thereto.

     Please be advised that the Buyers have relied upon this instruction letter as an inducement to enter into the Securities Purchase Agreement and, accordingly, each of the Buyers is a third party beneficiary to these instructions.

     Please sign in the space provided below to evidence your acceptance and acknowledgment of your responsibilities under this letter. Please call me at
(763) 557-2222 if you require any further information. Thank you for your assistance.

                                        Very truly yours,

                                        ATS MEDICAL, INC.


                                        By:
                                            ------------------------------------
                                            John R. Judd,
                                            Chief Financial Officer


Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION


By:
    ---------------------------------
Its:
     --------------------------------

cc: Mr. Eric Alt (w/o encl.)
Enclosures

                                  SCHEDULE 4(P)

                     BUYERS ELECTING SECTION 4(P) TREATMENT

-    SF Capital Partners, Ltd.

-    Whitebox Convertible Arbitrage Partners, LP

-    Whitebox Intermarket Partners, LP

-    HFR RVA Combined Master Trust

-    DBZ Acquisition Partners II, LLC

-    The Northwestern Mutual Life Insurance Company

- Radcliffe SPC, Ltd. for and on behalf of the Class A Convertible Crossover Segregated Portfolio

-    Capital Ventures International

-    Smithfield Fiduciary LLC

-    Deerfield Partners, L.P.

-    Deerfield International Limited